Exhibit 10.2

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of June 30, 2008, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain First Amended and Restated Credit Agreement, dated as of February 24, 2005, as modified by that certain Consent to Credit Agreement, dated as of June 28, 2006, that certain First Amendment to First Amended and Restated Credit Agreement, dated as of March 16, 2007, and that certain Commitment Increase Agreement, dated as of February 29, 2008 (said Credit Agreement, as modified and amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement to permit a separate standby letter of credit facility for the Borrower.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the defined term “Standby Letter of Credit Facility” thereto in proper alphabetical order to read as follows:

“Standby Letter of Credit Facility” means a standby letter of credit facility entered into between the Borrower and certain of the Lenders, including Wells Fargo, whereby such Lenders have agreed to issue up to $12,800,000 (with an accordion option which could increase such amount to $20,000,000) in aggregate face amount of standby letters of credit for the account of the Borrower and its Domestic Subsidiaries, which letter of credit facility shall expire eighteen months from the initial date thereof.

(b) The definition of “Permitted Liens” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “and” after the end of clause (i) thereof, (ii) deleting “.” at the end of clause (j) thereof, and inserting “; and” in lieu thereof, and (iii) adding the following new clause (k) thereto to read as follows:

(k) Liens in respect of cash collateral to secure obligations under the Standby Letter of Credit Facility (in an amount equal to such obligations) upon the occurrence of an event of default thereunder.

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(c) Section 7.02 of the Credit Agreement is hereby amended by (i) deleting “and” after the end of clause (q) thereof, (ii) deleting “.” after the end of clause (q) thereof and inserting “, and” in lieu thereof, and (iii) adding the following new clause (r) thereto to read as follows:

(r) obligations in respect of the Standby Letter of Credit Facility.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment, or (ii) the acknowledgement by each Guarantor of this Second Amendment.

3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

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(b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

(c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment;

(d) the Administrative Agent shall have received an opinion of the Borrower’s General Counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d), and (e) of this Second Amendment; and

(e) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

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8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

CASH AMERICA INTERNATIONAL, INC., as Borrower

By:	/s/ David J. Clay
David J. Clay, Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jeffrey D. Bundy

	Name:	Jeffrey D. Bundy
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, a Lender and Swing Line Lender

By:	/s/ Jeffrey D. Bundy
	Name:	Jeffrey D. Bundy
	Title:	Vice President

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JPMORGAN CHASE BANK, N.A., as Syndication Agent and a Lender

By:	/s/ Jennifer C. Baggs
	Name:	Jennifer C. Baggs
	Title:	Vice President

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U. S. BANK NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender

By:	/s/ John T Prigge
	Name:	John T Prigge
	Title:	Executive Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender

By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Vice President

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UNION BANK OF CALIFORNIA, N.A., as a Co-Documentation Agent and a Lender

By:	/s/ Sarah McDaniel
	Name:	Sarah McDaniel
	Title:	Vice President

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THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Cheryl L. Razor
	Name:	Cheryl L. Razor
	Title:	Assistant Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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AMEGY BANK, N.A., as a Lender

By:	/s/ Melinda Jackson
	Name:	Melinda Jackson
	Title:	Senior Vice President

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BANK OF TEXAS, N.A., as a Lender

By:	/s/ Alan Morris
	Name:	Alan Morris
	Title:	Vice President

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TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Barry Kromann
	Name:	Barry Kromann
	Title:	Executive Vice President

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ACKNOWLEDGED AND AGREED TO:

CORPORATE GUARANTORS

Bronco Pawn & Gun, Inc.

Cash America Advance, Inc.

Cash America Financial Services, Inc.

Cash America Franchising, Inc.

Cash America Holding, Inc.

Cash America, Inc.

Cash America, Inc. of Alabama

Cash America, Inc. of Alaska

Cash America, Inc. of Colorado

Cash America, Inc. of Illinois

Cash America, Inc. of Indiana

Cash America, Inc. of Kentucky

Cash America, Inc. of Louisiana

Cash America of Missouri, Inc.

Cash America, Inc. of Nevada

Cash America, Inc. of North Carolina

Cash America, Inc. of Oklahoma

Cash America, Inc. of South Carolina

Cash America, Inc. of Tennessee

Cash America, Inc. of Utah

Cash America, Inc. of Virginia

Cash America Pawn, Inc. of Ohio

Cashland Financial Services, Inc.

Doc Holliday’s Pawnbrokers & Jewellers, Inc.

Express Cash International Corporation

Florida Cash America, Inc.

Gamecock Pawn & Gun, Inc.

Georgia Cash America, Inc.

Hornet Pawn & Gun, Inc.

Longhorn Pawn and Gun, Inc.

Ohio Neighborhood Finance, Inc.

Mr. Payroll Corporation

RATI Holding, Inc.

Tiger Pawn & Gun, Inc.

Uptown City Pawners, Inc.

Vincent’s Jewelers and Loan, Inc.

/s/ David J. Clay
David J. Clay, Senior Vice President for all Corporate Guarantors (other than Cash America, Inc. of North Carolina) and Vice President of Cash America, Inc. of North Carolina

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PARTNERSHIP GUARANTORS

Cash America Management L.P. Cash America Pawn L.P.

By:	Cash America Holding, Inc., the General Partner for each Partnership Guarantor

By:	/s/ David J. Clay
David J. Clay, Senior Vice President

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LLC GUARANTORS

Cash America Net Holdings, LLC Primary Cash Holdings, LLC

By:	/s/ David J. Clay
David J. Clay, Senior Vice President

Cash America Net of Alabama, LLC

Cash America Net of Alaska, LLC

Cash America Net of Arizona, LLC

Cash America Net of California, LLC

Cash America Net of Colorado, LLC

Cash America Net of Delaware, LLC

Cash America Net of Florida, LLC

CashNetUSA of Florida, LLC

Cash America Net of Hawaii, LLC

Cash America Net of Idaho, LLC

Cash America Net of Illinois, LLC

Cash America Net of Indiana, LLC

Cash America Net of Iowa, LLC

Cash America Net of Kansas, LLC

Cash America Net of Kentucky, LLC

Cash America Net of Louisiana, LLC

Cash America Net of Maine, LLC

CashNet CSO of Maryland, LLC

Cash America Net of Michigan, LLC

Cash America Net of Minnesota, LLC

Cash America Net of Mississippi, LLC

Cash America Net of Missouri, LLC

Cash America Net of Montana, LLC

Cash America Net of Nebraska, LLC

Cash America Net of Nevada, LLC

Cash America Net of New Hampshire, LLC

Cash America Net of New Mexico, LLC

CashNetUSA CO, LLC

CashNetUSA OR, LLC

The Check Giant NM, LLC

Cash America Net of North Dakota, LLC

Cash America Net of Ohio, LLC

Cash America Net of Oklahoma, LLC

Cash America Net of Oregon, LLC

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Cash America Net of Rhode Island, LLC

Cash America Net of South Dakota, LLC

Cash America Net of Texas, LLC

Cash America Net of Utah, LLC

Cash America Net of Virginia, LLC

Cash America Net of Washington, LLC

Cash America Net of Wisconsin, LLC

Cash America Net of Wyoming, LLC

CashNet of Australia, LLC

By:	CASH AMERICA NET HOLDINGS, LLC Sole Member of Each of the above-named Limited Liability Companies

By:	/s/ David J. Clay
David J. Clay
Senior Vice President of Sole Member

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